UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2014

MEDICAL PROPERTIES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32559	20-0191742
(State or other jurisdiction of incorporation or organization )	Commission File Number	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL		35242
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 10, 2014, Medical Properties Trust, Inc. (the “Company”) entered into separate equity distribution agreements, each dated as of January 10, 2014 (each, an “Equity Distribution Agreement” and collectively, the “Equity Distribution Agreements”), among the Company, MPT Operating Partnership, L.P. and each of SunTrust Robinson Humphrey, Inc., Jefferies LLC, JMP Securities LLC, and Stifel, Nicolaus & Company, Incorporated, as sales agents (each, a “Sales Agent” and collectively, the “Sales Agents”). Under the terms of the Equity Distribution Agreements, the Company may sell up to an aggregate amount of $250 million of shares of its common stock (the “Shares”) from time to time in “at the market offerings” or certain other transactions (the “Offering”). The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock and determinations by the Company of the appropriate sources of funding for the Company. The Equity Distribution Agreements provide that each Sales Agent will be entitled to compensation up to 1.25% of the gross sales price per share for any of the Shares sold under the relevant Equity Distribution Agreement.

The Shares will be issued pursuant to a prospectus supplement filed by the Company on January 10, 2014 with the Securities and Exchange Commission and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-186812) filed on February 22, 2013. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Equity Distribution Agreements are filed as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Current Report. The description of the Equity Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the Equity Distribution Agreements filed herewith as exhibits to the Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated January 10, 2014, by and among Medical Properties Trust, Inc., MPT Operating Partnership, L.P. and SunTrust Robinson Humphrey, Inc.

1.2	Equity Distribution Agreement, dated January 10, 2014, by and among Medical Properties Trust, Inc., MPT Operating Partnership, L.P. and Jefferies LLC

1.3	Equity Distribution Agreement, dated January 10, 2014, by and among Medical Properties Trust, Inc., MPT Operating Partnership, L.P. and JMP Securities LLC

1.4	Equity Distribution Agreement, dated January 10, 2014, by and among Medical Properties Trust, Inc., MPT Operating Partnership, L.P. and Stifel, Nicolaus & Company, Incorporated

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	(Registrant) /s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: January 10, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated January 10, 2014, by and among Medical Properties Trust, Inc., MPT Operating Partnership, L.P. and SunTrust Robinson Humphrey, Inc.

1.2	Equity Distribution Agreement, dated January 10, 2014, by and among Medical Properties Trust, Inc., MPT Operating Partnership, L.P. and Jefferies LLC

1.3	Equity Distribution Agreement, dated January 10, 2014, by and among Medical Properties Trust, Inc., MPT Operating Partnership, L.P. and JMP Securities LLC

1.4	Equity Distribution Agreement, dated January 10, 2014, by and among Medical Properties Trust, Inc., MPT Operating Partnership, L.P. and Stifel, Nicolaus & Company, Incorporated

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibit 8.1)